CONVERTIBLE PREFERRED SHARES	12 Months Ended
Dec. 31, 2018
CONVERTIBLE PREFERRED SHARES
CONVERTIBLE PREFERRED SHARES

11. CONVERTIBLE PREFERRED SHARES

Upon the completion of the Company's IPO in September, 2018, all of the outstanding Series A, B, C and D convertible preferred shares were converted into 75,118,996 ordinary shares. The history of the issuance of the preferred shares is as following:

In September 2013, the Company issued 2,100,000 Series A convertible preferred shares with an issuance price of US$1 per share to a group of investors for a cash consideration of US$2,100 (equivalent of RMB12,922).

In December 2013, the Company issued 5,698,089 Series B convertible preferred shares with an issuance price of US$1.6627 per share for a cash consideration of US$9,474 (equivalent to RMB57,980).

In December 2014, the Company issued 15,869,617 Series C convertible preferred shares with an issuance price of US$4.6027 per share for a cash consideration of US$73,043 (equivalent to RMB450,909), net of issuance cost of US$90 (equivalent to RMB585).

In September 2015, the Company split each of the issued and unissued ordinary shares and preferred shares into two shares, and the authorized preferred shares consisted of 4,200,000 Series A preferred shares, 11,396,178 Series B preferred shares, and 31,739,234 Series C preferred shares.

From November 2015 to January 2016, the Company issued 26,598,954 Series D and D+ (collectively, "Series D") convertible preferred shares with an issuance price of US$7.0679 per share for a cash consideration of US$188,000 (equivalent to RMB1,208,242). Unreceived consideration of US$50,000 (equivalent to RMB327,294) and US$42,700 (equivalent to RMB277,819) from Series D convertible preferred shareholders was recorded as subscription receivable as of December 31, 2016 and 2017, respectively.

In June 2016, the Company issued additional 1,184,630 Series D preferred shares to Series D preferred shareholders at a price of US$0.00005 per share to compensate for the dilution caused by the additional issuance and reservation for share incentive plan. As a result, the issuance price of Series D preferred shares decreased from US$7.0679 to US$6.7665 per share. The Company accounted for this transaction as a modification to Series D preferred shares and the difference between the fair value of Series D preferred shares immediately before and after the amendment as determined by the Company with the assistance of an independent valuation firm was recognized as a deemed dividend in the amount of RMB55,281 as a compensation to Series D preferred shareholders.

The key terms of the Series A, B, C and D preferred shares (collectively, "Preferred Shares") were as follows:

Conversion rights

Each holder of Preferred Shares shall have the right, at such holder's sole discretion, to convert all or any portion of the Preferred Shares into ordinary shares on a one-for-one basis at any time. The initial conversion price is the issuance price of Preferred Shares, subject to adjustment in the event of (1) stock splits, share combinations, share dividends and distribution, recapitalizations and similar events, and (2) issuance of new securities at a price per share less than the conversion price in effect on the date of or immediately prior to such issuance. In that case, the conversion price shall be reduced concurrently to the subscription price of such issuance.

The Preferred Shares will be automatically converted into ordinary shares at the then applicable conversion price upon the earlier of (1) the closing of a Qualified Initial Public Offering (defined as a firm underwritten public offering of the ordinary shares of the Company in NASDAQ, NYSE, a recognized stock exchange in China or HK Stock Exchange, that has been registered under the United States Securities Act of 1933 or any other applicable laws, as amended from time to time, including any successor statutes, with an implied pre-offering valuation of the Company of at least US$2,000,000), or (2) the date specified by written consent or agreement of a majority of holders of Preferred Shares of each series.

Voting rights

Holders of Class A ordinary shares, Class B ordinary shares and Class C ordinary shares shall at all times vote together as one class on all resolutions submitted to a vote by the shareholders. Each Class A ordinary share shall be entitled to twenty (20) votes on all matters subject to vote at general meetings of the Company and each Class B ordinary share, Class C ordinary share and Preferred Share shall be entitled to one (1) vote on all matters subject to vote at general meetings of the Company,

Dividends

There were no preferential dividend rights mentioned for preferred shareholders in the agreements.

Liquidation preference

In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Series D, C, B and A Preferred Shares are entitled to receive, prior to any distribution to the holders of ordinary shares, an amount equal to the Issue Price of each series of Preferred Shares as adjusted for share dividends, splits, combinations, recapitalizations or similar events, and plus all accrued or declared but unpaid dividends thereon (the "Preference Amount").

In the event insufficient funds are available to pay in full the Preference Amount in respect of each preferred shareholders, the sequence of liquidation right of all series of Preferred Shares was as follows: (1) the holders of the Series D Preferred Shares; (2) the holders of the Series C Preferred Shares; (3) the holders of the Series B Preferred Shares; and (4) the holders of the Series A Preferred Share. After the full liquidation Preference Amount on all issued and outstanding Preferred Shares has been paid, any remaining funds or assets of the Company legally available for distribution to shareholders shall be distributed pro rata among the holders of the Preferred Shares (on an as-converted basis) together with the holders of the ordinary shares.

A liquidation event includes, (i) any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary; (ii) any sale, transfer, license, lease or other disposition of all or substantially all of the assets of the Group to a third party unaffiliated with any member of the Group; or (iii) merger or consolidation, scheme of arrangement or other similar transaction (including, without limitation, an acquisition by way of a share purchase) in which a majority of the outstanding voting power of the Company is transferred.

The Company classified the Preferred Shares as mezzanine equity as these convertible preferred shares are redeemable upon the occurrence of a conditional event (i.e. a liquidation event). The holders of the Preferred Shares have a liquidation preference and will not receive the same form of consideration upon the occurrence of the conditional event as the ordinary shareholders would. The holders of Preferred Shares have the ability to convert the instrument into the Company's ordinary shares. The conversion option of the convertible preferred shares do not qualify for bifurcation accounting because the conversion option is clearly and closely related to the host instrument and the underlying ordinary shares are not publicly traded nor readily convertible into cash.

The Group has determined that there was no beneficial conversion feature ("BCF") attributable to the Preferred Shares, as the effective conversion price was not less than the fair value of the ordinary shares on the respective commitment date. The Group re-evaluates whether additional BCF is required to be recorded upon the modification to the effective conversion price of the Preferred Shares and determined that there was no BCF.